SIX CIRCLES® TRUST

Six Circles Tax Aware Bond Fund

Supplement dated January 10, 2022

to the Summary Prospectus dated May 1, 2021, as supplemented

Effective immediately, Courtney Wolf and Vikas Malhotra of Capital International, Inc. (“Capital”) are added as portfolio managers to the Six Circles Tax Aware Bond Fund (the “Fund”). Additionally, Aaron Applebaum, a current Capital portfolio manager for the Fund, has announced that he will be retiring from Capital in July 2022. Accordingly, effective immediately, the portfolio manager information for Capital in the “Risk/Return Summary — Management — Sub-Advisers” section of the Summary Prospectus and Prospectus related to Capital is hereby deleted in its entirety and replaced with the following:

Capital

Portfolio Manager	Managed the Fund Since	Primary Title with Sub-Adviser or its Affiliate
Karl J. Zeile	Inception	Partner
Mark Marinella	Inception	Partner
Aaron Applebaum*	Inception	Partner
Chad M. Rach	Inception	Partner
Courtney Wolf	2022	Partner
Vikas Malhotra	2022	Vice President
*	Aaron Applebaum has announced that he will be retiring from Capital in July 2022.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

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SUPP-6C-2022-11